Exhibit 99.1

INVESTOR DAY 2021 December 9, 2021

Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the impact and duration of the outbreak of the novel coronavirus, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements . Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, other expense/income, net, impairment of equity method investment, management contract buyout, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : (i) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA (i) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : (i) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, management contract buyout, if any, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . Federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : (i) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : (i) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portion of contingent consideration paid which is classified as operating cash flows under GAAP . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company . Client Asset Terms Used Regulatory assets under management or “RAUM” refers to the RAUM reported in the Form ADVs filed with the SEC by our partner f irm s. RAUM data does not include client assets managed or advised by non - SEC registered firms, including international firms. RAUM does not include all client assets that our partner firms charge fees on and does include assets t hat our partner firms do not charge fees on. Furthermore, some of our partner firms also charge flat fees, an hourly rate or a combination of fees, which are not based on the amount of the clients' assets, and charge a number of fees for services unr ela ted to client assets. RAUM data is only as of the dates stated in the respective Form ADVs and may be as of a different date than a year - end date. There may have been material changes in our partner firms' RAUM since such dates. “Client assets” includes RAUM of our partner firms plus additional assets overseen by our partner firms that do not meet the SEC’s RAUM definition as well as assets overseen by non - SEC registered firms, including international firms. Safe Harbor 2

Overview & 2025 Strategy Update Rudy Adolf | Founder, Chief Executive Officer & Chairman

Our founding principle 4 “ Never turn a successful entrepreneur into an employee. ”

Our bold new vision for 2025

Q3 LTM 2019	FOCUS 2025 November 2019 Investor Day	FOCUS 2025	Versus Original Vision:
Results:	Original Vision:	New Vision:	
~$1.1 billion revenues	~$3.5 billion revenues	~$4.0 billion revenues	+14%
~$241 million Adjusted EBITDA(1)	~$840 million Adjusted EBITDA(2)	~$1.1 billion Adjusted EBITDA(2)	+31%
~21% Adjusted EBITDA Margin(3)	~24% Adjusted EBITDA Margin(3)	~28% Adjusted EBITDA Margin(3)	+4 ppts
63 partner firms(4)	~100 partner firms	~125 partner firms	+25%

(1) Non-GAAP financial measure. See Appendix for reconciliations.
(2) Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
(3) Adjusted EBITDA divided by revenue.
(4) As of November 20, 2019.

5

Significant progress since our 2019 Investor Day

- Record revenues, Adjusted EBITDA[1] and cash flow
- Increased M&A momentum
- Launched Connectus Wealth Advisers globally
- Accelerated international expansion
- Expanded value-added services
- Strategic joint ventures: Orion[2], Hinduja Group[3]
- Generated total shareholder return of >145%[4]

$350+ billion client assets[5]

82 partner firms[6]

4 countries

4,800+ principals & employees[7]

(1) Non-GAAP financial measure.
(2) Joint venture between Orion Advisor Solutions and Focus Client Solutions announced January 27, 2021.
(3) Joint venture between Focus and the Hinduja Group to establish Beryllus Capital announced March 22, 2021.
(4) Based on closing share price as of November 20, 2019 and December 6, 2021.
(5) Regulatory assets under management or "RAUM" refers to the RAUM reported in the Form ADVs filed with the SEC by our partner firms. RAUM data does not include client assets managed or advised by non-SEC registered firms, including international firms. RAUM does not include all client assets that our partner firms charge fees on and does include assets that our partner firms do not charge fees on. Furthermore, some of our partner firms also charge flat fees, an hourly rate or a combination of fees, which are not based on the amount of the clients' assets, and charge a number of fees for services unrelated to client assets. RAUM data is only as of the dates stated in the respective Form ADVs and may be of a different date than a year-end date. There may have been material changes in our partner firms' RAUM since such dates. "Client assets" as of November 1, 2021 includes RAUM of our partner firms plus additional assets overseen by our partner firms that do not meet the SEC's RAUM definition as well as assets overseen by non-SEC registered firms, including international firms.
(6) As of December 1, 2021. Includes signed and pending close transactions.
(7) As of November 1, 2021.

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Excellent financial performance


Revenues
($ in millions)
33% CAGR
~$1,754(1)
Q4
$24
$87
$132
$125
$154
$179
$209
$269
$326
$382
$485
$663
$911
$1,218
$1,361
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E

LTM Q3 2019 Versus LTM Q3 2021

+21%	**+31%**	**+3.6%**	**+41%**	**+21%**
CAGR	CAGR	ppt increase	CAGR	CAGR
Revenues	**Adjusted EBITDA[(2)]**	**Adjusted EBITDA[(2)] Margin[(3)]**	**Adjusted Net Income Excluding Tax Adjustments[(2)]**	**Tax Adjustments[(4)]**

(1) Fiscal 2021 estimate is comprised of actual results for the 9 months ended September 30, 2021, plus the mid-point of the Q4 2021 guidance for revenues ($475 to $485 million).
(2) Non-GAAP financial measure. See Appendix for reconciliations.
(3) Adjusted EBITDA divided by revenue.
(4) Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

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1 2 3 4 You’ve asked us some key questions Why do partner firms join Focus? What returns do you achieve? What is your organic growth? How sustainable is your long - term growth?

Our Mission Our value proposition is unique 9 Entrepreneurship Value - Added Services Permanent Capital “By entrepreneurs. For entrepreneurs.” Why do partner firms join Focus? 1

We empower successful entrepreneurs 10 Client Service Philosophy Investment Decisions Operating Decisions Talent Management Regulatory & Compliance Custodian Selection Investment Products Why do partner firms join Focus? 1 Unique Acquisition Structure Day - to - day Autonomy

We provide access to resources, capital, and expertise 11 Intellectual Expertise Strategic advice Operational Expertise Business Solutions Client Solutions M&A Expertise Growth Capital Why do partner firms join Focus? 1 Established track record Deep industry relationships Extensive COI network Broad, diverse partnership

As we have grown, our returns have improved 12 (1) Based on the 64 firms that were with us for at least 2 years as of September 30, 2021. Reflects Focus capital structure as o f September 30, 2021: 2.5% pre - tax cost of debt and 27.0% tax rate offset by tax intangibles generated by partner firms since joining Focus. Capital deployed based on cash and stock consideration since ince pti on. Terminal value based on each partner firm’s respective weighted average acquired Adjusted EBITDA multiple, inclusive of mergers, multiplied by Q3 2021 LTM Adjusted EBITDA and Q3 2021 run - rate Adjusted EBITDA f or firms that completed an M&A transaction within the past 12 months. 30%+ 41 Partner Firms 20% - 30% 17 Partner Firms 10% - 20% 1 Partner Firm <10% 5 Partner Firms Weighted Average Levered IRR >25% Median Levered IRR >30% >90% of Firms Generate Levered IRRs in Excess of 20% What returns do you achieve? 2 Partner Firm Levered IRRs (1)

7.7% 14.6% 11.1% 10.9% 16.0% 15.0% Firms that have not completed a merger (26 firms) Firms that have completed at least one merger (38 firms) Entire portfolio (64 partner firms) Median Revenue CAGR Weighted Average Revenue CAGR Revenue CAGR Since Inception (1,2) 64 partner firms represented ~95% of our Q3 2021 LTM revenues (1) As of September 30, 2021. (2) Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that tim e. The analysis includes the 64 firms since inception (out of the 76 firms) that have been with us for at least 2 years as of September 30, 2021 in order to determine a baseline revenue growth rate. If Focus partner fir ms merged together, their financials have been combined. (3) Weightings are based on the September 30, 2021 LTM revenues of the respective partner firms. (3) Our organic growth is strong, both including mergers… 13 What is your organic growth? 3

3 What is your organic growth?

...And excluding mergers, driven by U.S. wealth managers


Revenue CAGR Since Inception(1,2)
Revenue CAGR Since Inception – Excluding Mergers(1,2,3,4)
15.0%
11.1%
9.6%
8.6%
11.2%
9.4%
Entire portfolio
(64 partner firms)
Entire portfolio
(64 partner firms)
US based wealth management firms(5,6)
(52 partner firms)
Median Revenue CAGR
Weighted Average Revenue CAGR(3)

(1) As of September 30, 2021.
(2) Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 64 firms since inception (out of the 76 firms) that have been with us for at least 2 years as of September 30, 2021 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined.
(3) The weightings are based on the September 30, 2021 LTM revenues of the respective partner firms.
(4) Excluded the first full annual revenue from all the mergers made by our partner firm portfolio since joining Focus.
(5) The 52 US based wealth management firms have been with Focus for a weighted average of ~6 years and a median period of ~5 years. Revenues are inclusive of all affiliated business lines.
(6) Excludes dedicated family office type partner firms, international firms as well as partner firms affiliated with Third Party Administration revenues.

14

RIAs will continue to be the winning segment 15 How sustainable is your long - term growth? 4 US Opportunity (1) Plus multi - trillion (3) opportunity in key international markets 5,670 9,204 7,850 8,826 9,211 12,400 2019 2024E $22,731 bn $30,429 bn Wirehouse RIA B/D (2) +6.1% CAGR +0.2% Market Share +2.4% CAGR - 5.5% Market Share +10.2% CAGR +5.3% Market Share (1) Sources: Cerulli US Advisor Metrics 2020; Envestnet Industry Trends (March 2021). (2) Broker Dealers include National and regional B/D, IBD, Insurance B/D and Retail bank B/D. (3) Sources: Advocis -- The Financial Advisors Association of Canada; Canadian Investment Funds Industry: Recent Developments and Outlook (2019). In cludes private wealth, full - service brokerage and financial advisor assets; IBIS World Report on UK Financial Advice, July 2020; PIMFA, January 2021; 2019 Australian Financial Advice Landscape . Note: Total may not add up due to rounding.

Need For Advice Has Increased 33% 2015 40% 2020 38% 2017 Willingness to Pay No Fee Pressure + = (1) Source: Capgemini Financial Services Analysis, 2020. (2) Source: Cerulli U.S. Retail Investor Advice Relationships 2020, U.S. RIA Marketplace 2020. Envestnet State of The RIA Marke t, January 2021. Demand for advice drives growth and limits fee pressure 16 117 111 102 89 67 54 117 111 104 93 76 62 $100K $300K $750K $1.5M $5M $10M 2015 2020 Average AUM - Based Advisory Fees in basis points: 2015 vs. 2020 (2) (1) 38% 55% 48% 80% Millionaires Next Door Ultra - HNWIs HNWIs (<40 years) % customers willing to pay for value - added services % customers interested in value - added services How sustainable is your long - term growth? 4 (1) Households Citing Need for Investment Advice

Feedback from our partner firms supports this thesis 17 Informal Survey of Partner Firm Principals - Fall 2021 (1) Have you made changes to your pricing in 2020 / 2021? What has been the net impact of the re - pricing on revenues? (1) Informal, non - scientific survey of Focus partner firm principals. Based on results from 172 voluntary responses. May not b e indicative of all Focus partner firms. How sustainable is your long - term growth? 4 68% 24% 0% 25% 50% 75% 100% No Yes 2% 30% 68% 0% 25% 50% 75% 100% Loss Neutral Increase

In the U.S. alone, the RIA industry will need ~$60 - $100B of capital to support needed consolidation over the next 5+ years But industry consolidation will require substantial capital 18 How sustainable is your long - term growth? 4 Source: Cerulli U.S. RIA Marketplace 2020. ~ $3T Industry Assets $60 - $100B in Capital

Only a few winners will emerge How we generate strong returns (1) Power curve of economic profit Substantial Losses Substantial Profits No Profits 19 (1) Source: McKinsey & Co. How sustainable is your long - term growth? 4 Illustrative impact of adverse scenarios (9%) (12%) (16%) 10% Increase in Multiple Paid 10% Decline in EBPC Margin 10% Decline in Revenue & EBPC Growth Illustrative impact on levered IRRs

x Succession x Continuity x Best practices x Services x Third party Administrators x Outsourced CIO x Adjacent Services ▪ Education ▪ Concierge ▪ Healthcare x Wealth Management x Family Office Services x U.S. x U.K. x Canada x Australia x Switzerland x Singapore x Other EU x Cross border x Business Optimization x Recruiting x Client Leads Scale Expertise Data Client Value Geography Partner Value Business Mix x Investments x Credit x Trust x Protection Our model positions us to win globally 20 Current state Future state

(1) Fiscal 2021 estimate is comprised of actual results for the 9 months ended September 30, 2021 plus the mid - point of the Q4 2021 guidance for revenues ($475 to $485 million). (2) Non - GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward - looking estimate of Adjust ed EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company’s outlook, is difficult to reliably predict or estima te without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading “Special Note Regarding Forward - Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. (3) Adjusted EBITDA divided by revenue. Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA 1 ~100 partner firms Enabling Focus 2025 21 FOCUS 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA 1 ~100 partner firms New Vision ~$ 4.0 billion revenues ~$1.1 billion Adjusted EBITDA (2) ~28% Adjusted EBITDA Margin (3) ~125 partner firms (1) Base Firms ~ $1.0bn ~ $0.7bn Mergers ~ $0.5bn ~ $1.8bn ~ $4.0bn FY 2021E Organic Growth Acquisitions Focus 2025 New Partner Firms Estimated Components of Revenue Growth (1)

Financial Review & Outlook Jim Shanahan | Chief Financial Officer

Our bold new vision for 2025

Q3 LTM 2019	FOCUS 2025 November 2019 Investor Day	FOCUS 2025	Versus Original Vision:
Results:	Original Vision:	New Vision:	
~$1.1 billion revenues	~$3.5 billion revenues	~$4.0 billion revenues	+14%
~$241 million Adjusted EBITDA[1]	~$840 million Adjusted EBITDA[2]	~$1.1 billion Adjusted EBITDA[2]	+31%
~21% Adjusted EBITDA Margin[3]	~24% Adjusted EBITDA Margin[3]	~28% Adjusted EBITDA Margin[3]	+4 ppts
63 partner firms[4]	~100 partner firms	~125 partner firms	+25%

(1) Non-GAAP financial measure. See Appendix for reconciliations.
(2) Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
(3) Adjusted EBITDA divided by revenue.
(4) As of November 20, 2019.

23

Driven by four targets that create shareholder value

1. ~23% CAGR to achieve ~$4.0 billion in revenues
2. ~3% increase in Adjusted EBITDA[1] Margin[1,2] to ~28%
3. 20%+ Adjusted Net Income Excluding Tax Adjustments Per Share[3] CAGR
4. Remain within our 3.5x – 4.5x Net Leverage Ratio[4]

Revenue Growth

Operating Leverage & Earnings

Capital & Returns

(1) Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

(2) Calculated as Adjusted EBITDA divided by revenues.

(3) Non-GAAP financial measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted Net Income Excluding Tax Adjustments Per Share to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading "Disclosure – Special Note Regarding Forward-Looking Statements". In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.

(4) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

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The path to our bold new vision 1 2 3 Unpacking our n ew targets Why our targets are achievable A solid foundation that drives results

Significant progress since our 2019 Investor Day 26 Stated Objectives 2019 Investor Day Targets Tangible Results Two Year Progress 20% Revenue CAGR 21.2% Revenue CAGR (1) +0.4% Average Annual Adjusted EBITDA Margin (2) Expansion +1.8% Average Annual Adjusted EBITDA Margin (2) Expansion 3.5x - 4.5x Net Leverage Ratio (3) 3.54x Net Leverage Ratio (3,4) (1) Q3 2019 LTM to Q3 2021 LTM CAGR. (2) Adjusted EBITDA is a non - GAAP financial measure. See Appendix for reconciliations. Adjusted EBITDA margin is calculated as A djusted EBITDA divided by revenues. (3) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereun der ) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). (4) As of September 30, 2021. Unpacking our new targets 1

1 Unpacking our new targets

Supporting the ~$500 million increase in our revenue target

Estimated Components of Revenue CAGR


~16%
Mergers
~6%
Base
Firms
~10%
~7%
~23%
Organic Growth(1)
New Partner Firms
Total CAGR

Estimated Focus 2025 Revenue Target


$0.7bn
~28%
CAGR
~$1.8bn
~23%
CAGR
~$4.0bn
$3.5bn
Initial Target
FY 2017A
FY 2021E(2)
Focus 2025

Average organic revenue[1] growth of 15.4% over the last 16 quarters

(1) Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by such partner firms, including Connectus, and partner firms that have merged, that would be included in our consolidated statement of operations for both periods in the future.
(2) Fiscal 2021 estimate is comprised of actual results for the 9 months ended September 30, 2021 plus the mid-point of the Q4 2021 guidance for revenues ($475 to $485 million).

27

1 Unpacking our new targets

And the over $250 million increase in our Adjusted EBITDA[1] target



Estimated Adjusted EBITDA(1) Margin(2,3)
22%
~3%
~25%
~3%
~28%
FY 2017A
FY 2021E(4)
Focus 2025



Estimated Focus 2025 Adjusted EBITDA(1,3) Target
~$1.1bn
$0.8bn Initial Target
~26% CAGR
~$0.4bn
~32% CAGR
$0.1bn
FY 2017A
FY 2021E(4)
Focus 2025

✓ Operating leverage ✓ Percentage of acquired earnings ✓ Synergies & value-added services

(1) Non-GAAP financial measure. See Appendix for reconciliations.
(2) Calculated as Adjusted EBITDA divided by revenues.
(3) Non-GAAP financial measure. We are not providing a quantitative reconciliation of the forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties, such as items noted under the heading "Disclosure – Special Note Regarding Forward-Looking Statements". In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
(4) Fiscal 2021 estimate is comprised of actual results for the 9 months ended September 30, 2021 plus the mid-point of the Q4 2021 guidance for revenues ($475 to $485 million) and Adjusted EBITDA margin guidance of ~25%.

28

54 69 4 4 5 9 Nov 2019 (Investor Day) Dec 2021 (Investor Day) U.S. RIA Family Office International >50% of our partner firms have over $10m in annual run rate revenues (1) We have a diverse partnership of leading firms with scale (1) Represents Q4 2021 estimated annualized revenues. (2) As of December 1, 2021. Includes signed and pending close transactions. (3) Represents primary type of business. Number of Partner Firms (2) 63 82 (3) 10 partner firms named to Barron’s 2021 top 100 list of America’s best RIA firms Why our targets are achievable 2 29 (3) (3)

We operate in a large, high - growth and global industry 30 Why our targets are achievable 2 US Opportunity (1) Plus multi - trillion (3) opportunity in key international markets 5,670 9,204 7,850 8,826 9,211 12,400 2019 2024E $22,731 bn $30,429 bn Wirehouse RIA B/D (2) +6.1% CAGR +0.2% Market Share +2.4% CAGR - 5.5% Market Share +10.2% CAGR +5.3% Market Share (1) Sources: Cerulli US Advisor Metrics 2020; Envestnet Industry Trends (March 2021). (2) Broker Dealers include National and regional B/D, IBD, Insurance B/D and Retail bank B/D. (3) Sources: Advocis -- The Financial Advisors Association of Canada; Canadian Investment Funds Industry: Recent Developments and Outlook (2019). In cludes private wealth, full - service brokerage and financial advisor assets; IBIS World Report on UK Financial Advice, July 2020; PIMFA, January 2021; 2019 Australian Financial Advice Landscape . Note: Total may not add up due to rounding.

2 Why our targets are achievable

We have capital flexibility and a strong credit profile

Credit Overview

	First Lien Term Loan Tranche A[1]	First Lien Term Loan Tranche B[1]	Revolver
Amount	$1,615.1 million	$648.4 million (plus $150 million 6 month delayed draw we plan to draw late December 2021)	$0 million drawn ($650 million facility size)
Maturity	July 2024	June 2028	July 2023
Margin	$765.1 million at L+200 bps / $850 million hedged at ~2.62%	L+250 bps	L+175 bps on drawn and 50 bps undrawn between 3.50x and 4.00x
LIBOR Floor	0.00%	0.50%	0.00%
Amortization	1.00% / $16.7 million per annum	1.00% / $8.0 million per annum when fully drawn	n/a
Net Leverage Ratio[2] Covenant	6.25x		

Q3 2021 LTM Cash Flow Available For Capital Allocation[3] was $300 million


Low Duration Risk
Low Cost of Debt
Capacity

(1) As of September 30, 2021.
(2) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).
(3) Non-GAAP financial measure. See Appendix for reconciliations.

31

3 A solid foundation that drives results

Our financial model is well designed

Revenue

- 95%+[1] fee based and recurring revenues
- 22%[1] non-market correlated revenues
- Diversified revenues across 82[2] partner firms in 4 countries

Expenses

- Variable management fee expense tied to profitability
- Strong cost control managed by entrepreneurs
- Capex lite model

Cash Flows

- Strong and increasing operating leverage
- $2.0bn+[3] unamortized gross tax shield[4]
- Q3 21 LTM Cash Flow Available For Capital Allocation[5] was ~$300m

Legal

- Non-compete and non-solicits
- Earnings preference
- Generally, buy 40-60% of earnings before partner compensation of new partner firms

Committed to Net Leverage Ratio[6] Target of 3.5x – 4.5x

(1) For the 3 months ended September 30, 2021.
(2) As of December 1, 2021. Includes signed and pending close transactions.
(3) As of September 30, 2021.
(4) Focus partner firms typically have limited tangible assets on acquisition date. Focus typically purchases customer lists, management contracts and goodwill. Consideration is typically paid in cash. Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows. Each tax shield is amortized over 15 years (as required under Internal Revenue Code Section 197).
(5) Non-GAAP financial measure. See Appendix for reconciliations.
(6) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

32

Generating substantial Acquired Base Earnings (1) 33 (1) The terms of our management agreements entitle the management companies to management fees typically consisting of all futur e EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collectiv e p referred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may c han ge in future periods for various business or contractual matters. (2) Q4 2021 Estimated Acquired Base Earnings of $30.3 million as of December 1, 2021, including signed and pending close transac tions. A solid foundation that drives results 3 12 19 35 35 38 39 39 57 58 68 79 109 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3 5 6 6 7 8 8 13 14 16 18 24 (2) ($ in Millions) Cumulative New Partner Firms Cumulative Acquired Base Earnings Cumulative New Partner Firms and Acquired Base Earnings (1) Since Q1 2019

182 204 203 211 242 299 311 145 192 194 200 220 266 300 11.2% 14.7% 14.7% 14.7% 15.5% 17.4% 18.1% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 LTM Cash Flows From Operating Activities LTM Cash Flow Available For Capital Allocation LTM Cash Flow Available For Capital Allocation % of LTM Revenue Strong and increasing cash flow generation supported by a capex lite model 34 (1) Non - GAAP financial measure. See Appendix for reconciliations. 27 21 17 19 19 18 13 2.1% 1.6% 1.3% 1.4% 1.3% 1.2% 0.8% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 A solid foundation that drives results 3 (1) Strong Cash Flows ($ in millions) Capex Lite Model (LTM Capex in $ millions and as % of LTM revenue) (1)

Our tax - efficient structure enhances our cash flow growth 35 (1) Focus partner firms typically have limited tangible assets on acquisition date. Focus typically purchases customer lists, ma nagement contracts and goodwill. Consideration is typically paid in cash. Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows. Eac h tax shield is amortized over 15 years (as required under Internal Revenue Code Section 197). (2) As of September 30, 2021. (3) Based on 27% pro forma tax rate. (4) Based on assumed 8% discount rate. (5) Based on Q3 2021 Adjusted Shares Outstanding. See Appendix for reconciliation of number of shares. A solid foundation that drives results 3 ~$2 billion cumulative unamortized gross tax shield (1,2) ~$543 million economic benefit (3) ~$4.28 per share (4,5) Focus generally acquires intangible assets which generate tax shields (1) ~$350 million net present value (4) Incremental acquisitions & earnout payments will drive new tax shields in the future. Any increase in corporate tax rates will also increase tax benefits. $45 $177 $171 $170 $1,448 $12 $48 $46 $46 $391 Q4 2022 2023 2024 2025+ Unamortized Gross Tax Shield Estimated Tax Benefit ($ in millions)

We implemented quarterly guidance at Covid - 19 onset 36 Total revenue Organic revenue growth (1) Revenue and earnings contribution of new partner firms Adjusted EBITDA margin (2) Net Leverage Ratio (3) Cash earnout payments (1) Organic revenue growth represents the period - over - period growth in revenues related to partner firms, including growth relat ed to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our co nso lidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclu siv e of the effect of the partial period results of partner firms that are acquired during the comparable periods. (2) Adjusted EBITDA is a non - GAAP financial measure. See Appendix for reconciliations. Adjusted EBITDA margin is calculated as A djusted EBITDA divided by revenues. (3) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amoun ts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereun der ) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). A solid foundation that drives results 3

64 - 66 72 - 75 79 - 81 92 - 94 103 - 106 110 - 113 75 78 91 101 108 114 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Total Adjusted EBITDA (1) Guidance Reported 290 - 300 315 - 325 335 - 345 375 - 385 405 - 415 440 - 450 313 331 380 394 425 455 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Total Revenue Guidance Reported We consistently delivered despite extreme market volatility 37 Introduction of Quarterly Revenue Guidance Disclosure (1) Non - GAAP financial measure. See Appendix for reconciliations. (2) Q4 2020 was positively impacted by non - recurring and incentive type revenues. (2) (2) A solid foundation that drives results 3 ($ in Millions)

And we stayed within or below our net leverage targets 38 (1) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amoun ts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereun der ) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Net Leverage Ratio (1) Supports Long Term Net Leverage Ratio (1) Target of 3.5x – 4.5x A solid foundation that drives results 3 ~3.75 – 4.00x ~4.00x ~4.00x ~3.75 – 4.00x ~3.50 – 3.75x ~3.50 – 3.75x 3.85x 3.67x 3.89x 3.79x 3.54x 3.54x Actual results were within or below quarterly Net Leverage Ratio (1) targets Quarterly Net Leverage Ratio (1) Target

Our financial model demonstrated stability and resiliency 39 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Revenue $337.1m $313.1m $331.5m $379.7m Adjusted EBITDA (1) $78.0m $74.8m $78.3m $90.7m Adjusted EBITDA Margin (2) 23.1% 23.9% 23.6% 23.9% Net Leverage Ratio (3) 4.00x 3.85x 3.67x 3.89x Business model supports Net Leverage Ratio (3) target of 3.5x – 4.5x Covid - 19 Volatility x Stability of fee - based and recurring revenues x Value of preference and variable expense base x Operating leverage x Ability to quickly de - lever (1) Non - GAAP financial measure. See Appendix for reconciliations. (2) Calculated as Adjusted EBITDA divided by revenues. (3) Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amoun ts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereun der ) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). A solid foundation that drives results 3

We are well positioned to deliver significant shareholder value 40 A solid foundation that drives results 3 Solid foundation and stress - tested model Bold but achievable growth Significant shareholder value

The Global M&A Opportunity Rajini Kodialam | Co - Founder & Chief Operating Officer

Our bold new vision for 2025

Q3 LTM 2019	FOCUS 2025 November 2019 Investor Day	FOCUS 2025	Versus Original Vision:
Results:	Original Vision:	New Vision:	
~$1.1 billion revenues	~$3.5 billion revenues	~$4.0 billion revenues	+14%
~$241 million Adjusted EBITDA[(1)]	~$840 million Adjusted EBITDA[(2)]	~$1.1 billion Adjusted EBITDA[(2)]	+31%
~21% Adjusted EBITDA Margin[(3)]	~24% Adjusted EBITDA Margin[(3)]	~28% Adjusted EBITDA Margin[(3)]	+4 ppts
63 partner firms[(4)]	~100 partner firms	~125 partner firms	+25%

(1) Non-GAAP financial measure. See Appendix for reconciliations.
(2) Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
(3) Adjusted EBITDA divided by revenue.
(4) As of November 20, 2019.

42

The staying power of programmatic M&A 1 2 3 Accelerating deal velocity A differentiated model Sustainable M&A momentum 4 Achieving our new 2025 vision

11 2021 YTD 6 Average 2013 - 2020 11 Highest in any year 8 2021 YTD 3 Average 2013 - 2020 8 Highest in any year 23 2021 YTD 15 Average 2013 - 2020 28 Highest in any year Deal velocity is accelerating 44 (1) Includes signed and pending close transactions as of December 1, 2021. (2) Includes mergers for Focus partner firm Connectus Wealth Advisers. 3 5 6 6 7 8 8 13 14 16 18 24 9 18 24 28 32 33 36 46 47 50 57 69 12 23 30 34 39 41 44 59 61 66 75 93 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 New Partner Firms Mergers Accelerating deal velocity 1 Cumulative M&A Transactions Since 2019 (1) Transaction Mix (1) New Partner F irms Mergers for Partner Firms Non - U.S. RIAs (2)

Generating substantial Acquired Base Earnings (1) 45 (1) The terms of our management agreements entitle the management companies to management fees typically consisting of all futur e EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective prefe rre d position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters. (2) Q4 2021 Estimated Acquired Base Earnings of $30.3 million as of December 1, 2021, including signed and pending close transac tions. Accelerating deal velocity 1 12 19 35 35 38 39 39 57 58 68 79 109 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3 5 6 6 7 8 8 13 14 16 18 24 (2) ($ in Millions) Cumulative New Partner Firms Cumulative Acquired Base Earnings Cumulative New Partner Firms and Acquired Base Earnings (1) Since Q1 2019

1 Accelerating deal velocity

A diverse mix of transactions

Alliance Benefit Group Of Michigan • Alley Company • Alpern Wealth Management • Altman, Greenfield & Selvaggi • Ancora • Anthony Smith Advisors • ARS Wealth Advisors • Aspiri Financial Services • Aurora Financial Advisors • Badgley Phelps Wealth Managers • Baldwin & Associates • Berg • Brady/Yipp • Brede • Bullard, McLeod & Associates • Capital Advisors • Cardinal Point • Carolina Capital Consulting • Catamount Management Group • Collins Investment Group • Confluence Wealth Management • CornerStone Partners • CRM Management • Dan Goldie Financial Services • David Weise & Associates • Deaton • Decker Wealth Management • Derby & Company • Escala Partners • Fairway Wealth Management • Foster Dykema Cabot • Gavin Group • George Ferizis Group • Glass Malek • GreenCourse • Griffon Financial Planning • Harrison McCarthy • Harvest Capital Management • Hill Investment Group • Hines & Warner Wealth Management • Horan Capital Management • HORNE Wealth Advisors • Howard Capital Management • Insero Wealth Strategies • Integer Wealth Advisors Group • InterOcean • Investment Counsel • Collings • Kavar Capital Partners • Lake Mary Wealth Management • Legacy Wealth Partners • Link Financial Services • Lodestar Investment Counsel • MacGuire, Cheswick & Tuttle • Matheys Lane Capital Management • Massingale • McAdams • MEDIQ Financial Services • Misso Wealth Management • Mosaic Family Wealth • New England Investment & Retirement Group • Neuman + Associates • New Providence Asset Management • Nexus Investment Management • Northcoast • Northern Capital Management • Nova Wealth Management Group • Oak Asset Management • Pitt • Prairie Capital Management • Prime Quadrant • RNP Advisory Services • Rollins Financial • Roof Advisory Group • Seasons of Advice • Siena Investments • Skeet Kaye Hopkins • Smiley • Sonora Investment Management • Soundview Wealth Advisors • Steinberg Global Asset Management • Stellar Capital Management • Stevens First Principles Inv Advisors • The Planned Approach • TMD & Associates • Trident Financial Planning • Ullmann Wealth Partners • Waterson Financial Planning • Weatherstone Capital Management • Wechter Feldman Wealth Management • Westwood • WG&S, LLP • Williams, Jones & Associates

Transactions Since Q1 2019(1,2)

U.S.	Canada	Australia	U.K.
77	4	9	3

Partners	Mergers	Connectus
24	57	12

U.S. RIA	Non-U.S. RIA
71	22

(1) Includes 2021 announced and pending close transactions through December 1, 2021.
(2) Inclusive of customer list acquisitions.

46

Our portfolio returns are compelling 47 (1) Based on the 64 firms that were with us for at least 2 years as of September 30, 2021. Reflects Focus capital structure as o f September 30, 2021: 2.5% pre - tax cost of debt and 27.0% tax rate offset by tax intangibles generated by partner firms since joining Focus. Capital deployed based on cash and stock consideration since inception. Termi nal value based on each partner firm’s respective weighted average acquired Adjusted EBITDA multiple, inclusive of mergers, multiplied by Q3 2021 LTM Adjusted EBITDA and Q3 2021 run - rate Adjusted EBITDA for firms that completed an M&A transaction within the past 12 months. Partner Firm Levered IRRs (1) Accelerating deal velocity 1 30%+ 41 Partner Firms 20% - 30% 17 Partner Firms 10% - 20% 1 Partner Firm <10% 5 Partner Firms Weighted Average Levered IRR >25% Median Levered IRR >30% >90% of Firms Generate Levered IRRs in Excess of 20%

1 Accelerating deal velocity

Programmatic M&A is a core competency


Levered IRR vs Multiple Paid
High
Median
Levered IRR
Median: >30%
Linear trendline
Low
Low
Multiple Paid
High


Levered IRR vs Acquisition Date
High
Median
Levered IRR
Median: >30%
Linear trendline
Low
Oldest
Acquisition Date
Most Recent

Pricing efficiency

Increasing returns over time

48

Analyzing our competitive dynamics Threat of Substitution Buyer Power Supplier Power Threat of New Entry Competitive Rivalry Porter’s Five Forces Threat of Substitution Buyer Power Supplier Power Threat of New Entry Competitive Rivalry Porter’s Five Forces Source: Porter’s Five Forces developed by Michael Porter, Harvard Business School. 49 A differentiated model 2

Our Mission A unique value proposition for the discerning target 50 A differentiated model 2 Entrepreneurship Value - Added Services Permanent Capital “By entrepreneurs. For entrepreneurs.” Who is our target? Client - centric, trusted, unconflicted advisors Value boutique business models and legacy Want to ensure career pathing for “next - gen” talent Place a premium on our value - added services

A relationship - based approach (1) Methodology: Uses internal PractiFi information from Q2 & Q3 2021. “Outbound Contact” defined as recorded texts, emails & voicemails. “Meetings” only includes do cu mented meetings and video call. (2) Includes 2021 announced and pending close transactions through December 1, 2021. A differentiated model 2 51 Our Outreach (1) Our Team 48,000+ outbound contacts per year 1,000+ meetings per year 34 YTD Transactions (2) 8 Technology and Operations 45+ Business Development and Relationship Management 25+ Financial Diligence 10 Legal and Regulatory

Multiple models to address the needs of founders & next gen 52 Better Client Experience & Outcomes Staff Development & Opportunities DIRECT PARTNER FIRM Firms led by entrepreneurs who continue to manage their business autonomously while having access to Focus’ growth capital and value - added services. MERGERS ON BEHALF OF PARTNER FIRMS Firms seeking to merge with a larger firm for succession planning, expanded capabilities and operational support. CONNECTUS Firms who want to retain their boutique client management and culture while gaining the operational efficiencies of a shared services platform. 1 2 3 A differentiated model 2

A consistent and rigorous due diligence process 53 Data Request Term Sheet / LOI 150 Point Due Diligence Checklist Final Internal Approval Execution & Closing 40 Point Screening Criteria Business Leadership Financials Client Base Regulatory A differentiated model 2

A broad array of resources and expertise Accelerates growth through the extension of resources, capital and scale Enhances client outcomes by improving our partners’ service offerings BUSINESS SOLUTIONS CLIENT SOLUTIONS Valuation Services Trust Solutions Family Office & Concierge Services Insurance Solutions Portfolio & Asset Optimization Cash & Credit Solutions Best Practices & Knowledge Sharing Finance, Legal & Regulatory Talent Management & Recruiting Business Intelligence Marketing & Organic Growth Mergers & Acquisitions Operations, Technology & Cyber Security Business Strategy & Leadership Planning A differentiated model 2 54

A long track record of success 55 2006 2009 2012 2018 2015 58 36 24 18 6 6 25 42 86 154 2021 (1) 82 247 (1) As of December 1, 2021. Includes signed and pending close transactions. Partner Firms Cumulative Transactions (1) A differentiated model 2

No independence Poor integration Cross - selling pressure Temporary capital No value - add No independence Limited capital No independence Limited liquidity Long time frame Ever - changing models Service providers Creates true differentiation 56 Banks & Asset Managers Private Equity Large RIAs Roll - Ups Integrated Acquirors & Platforms Internal Sale FOCUS x Clients x Partners x Shareholders A differentiated model 2

Winning a disproportionate share of industry M&A 57 (1) Fidelity 2019 - 2021 Wealth Management M&A Transaction Report. Average of 2019, 2020 and 2021YTD through October. (2) As of September 30, 2021. A differentiated model 2 13.7% 3 Year Avg. Share of Acquired US RIA Deals (1) 14.6% 2021 YTD Share of Acquired US RIA Deals (2)

Large, high - growth addressable market 58 Sustainable M&A momentum 3 (1) Sources: Cerulli US Advisor Metrics 2020; Envestnet Industry Trends (March 2021). (2) Broker Dealers include National and regional B/D, IBD, Insurance B/D and Retail bank B/D. (3) Sources: Advocis -- The Financial Advisors Association of Canada; Canadian Investment Funds Industry: Recent Developments and Outlook (2019). In cludes private wealth, full - service brokerage and financial advisor assets; IBIS World Report on UK Financial Advice, July 2020; PIMFA, January 2021; 2019 Australian Financial Advice Landscape . Note: Total may not add up due to rounding. US Opportunity (1) Plus multi - trillion (3) opportunity in key international markets 5,670 9,204 7,850 8,826 9,211 12,400 2019 2024E $22,731 bn $30,429 bn Wirehouse RIA B/D (2) +6.1% CAGR +0.2% Market Share +2.4% CAGR - 5.5% Market Share +10.2% CAGR +5.3% Market Share

(1) Envestnet Industry Trends ((Match 2021). Advisor population and client assets per age bracket based on 2019 total adviso r p opulation and total client assets. Sustainable M&A momentum 3 Advisor demographics are driving industry consolidation 59 There are almost 45,000 advisors aged 65+ managing over $3 trillion in client assets U.S. Advisor Population by Age (1) Client Assets by U.S. Advisor Age (1) ($ Billions) 30,867 63,135 71,705 81,499 44,466 < 35 35 to 44 45 to 54 55 to 64 > 65 $1,418 $4,838 $5,508 $7,987 $2,980 < 35 35 to 44 45 to 54 55 to 64 > 65

A competitive moat in a high - growth industry 60 Conducive industry dynamics Established track record Unique value proposition Relationship - driven approach Programmatic M&A process Industry - leading resources and expertise Diverse, global partnership Sustainable M&A momentum 3

Base Firms ~ $1.0bn ~ $0.7bn Mergers ~ $0.5bn ~ $1.8bn ~ $4.0bn FY 2021E Organic Growth Acquisitions Focus 2025 (1) Fiscal 2021 estimate is comprised of actual results for the 9 months ended September 30, 2021 plus the mid - point of the Q4 2 021 guidance for revenues ($475 to $485 million). (2) Non - GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward - looking estimate of Ad justed EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company’s outlook, is difficult to reliably predict or estima te without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading “Special Note Regarding Forward - Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. (3) Adjusted EBITDA divided by revenue. Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA 1 ~100 partner firms Enabling Focus 2025 61 FOCUS 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA 1 ~100 partner firms New Vision ~$ 4.0 billion revenues ~$1.1 billion Adjusted EBITDA (2) ~28% Adjusted EBITDA Margin (3) ~125 partner firms (1) Estimated Components of Revenue Growth Achieving our 2025 new vision 4 New Partner Firms

How do we get there? 62 Achieving our 2025 new vision 4 $3 - $4.5T $6 - $9T U.S. RIA TAM (1) 50% based on age (1) @50bps average pricing Focus share of US RIA deals 2021 YTD (2) Focus share of future deals 2025 Focus M&A revenue target $15 - $22.5B ~15% $1.2B ? Assets Assets Revenue Deals Deals? Revenue (1) Sources: Cerulli US Advisor Metrics 2020; Envestnet Industry Trends (March 2021). (2) As of October 2021.

How do we get there? 63 $3 - $4.5T $6 - $9T + Int’l + Non - U.S. RIA Achieving our 2025 new vision 4 U.S. RIA TAM (1) 50% based on age (1) @50bps average pricing Focus share of US RIA deals 2021 YTD (2) Focus share of future deals 2025 Focus M&A revenue target $15 - $22.5B ~15% $1.2B ~8% Assets Assets Revenue Deals Deals Revenue (1) Sources: Cerulli US Advisor Metrics 2020; Envestnet Industry Trends (March 2021). (2) As of October 2021.

Value - added Services: A Growth Accelerator Lenny Chang | Co - Founder, Senior Managing Director & Head of M&A

Our bold new vision for 2025

Q3 LTM 2019	FOCUS 2025 November 2019 Investor Day	FOCUS 2025	Versus Original Vision:
Results:	Original Vision:	New Vision:	
~$1.1 billion revenues	~$3.5 billion revenues	~$4.0 billion revenues	+14%
~$241 million Adjusted EBITDA(1)	~$840 million Adjusted EBITDA(2)	~$1.1 billion Adjusted EBITDA(2)	+31%
~21% Adjusted EBITDA Margin(3)	~24% Adjusted EBITDA Margin(3)	~28% Adjusted EBITDA Margin(3)	+4 ppts
63 partner firms(4)	~100 partner firms	~125 partner firms	+25%

(1) Non-GAAP financial measure. See Appendix for reconciliations.
(2) Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
(3) Adjusted EBITDA divided by revenue.
(4) As of November 20, 2019.

65

1 2 3 Why our value - added services matter What we offer How we execute 4 Looking ahead Driving growth through differentiated value - added services

We have a partnership at scale… 67 $ 350+ Billion client assets (1) 82 Partner Firms (2) 4,800+ Principals & employees (3) 4 Countries (1) Regulatory assets under management or “RAUM” refers to the RAUM reported in the Form ADVs filed with the SEC by our partner firms. RAUM data does not include client assets managed or advised by non - SEC registered firms, including international firms. RAUM does not include all client assets that our partner firms charge fees on and does include assets that our partner firms do not charge fees on. Furthermore, some of our partner firms also charge flat fees, an hourly rate or a combination of fees, which are not based on the amount of the client s' assets, and charge a number of fees for services unrelated to client assets. RAUM data is only as of the dates stated in the respective Form ADVs and may be of a different date than a year - end date. There may have been mat erial changes in our partner firms' RAUM since such dates. “Client assets” as of November 1, 2021 includes RAUM of our partner firms plus additional assets overseen by our partner firms that do not meet the SE C’s RAUM definition as well as assets overseen by non - SEC registered firms, including international firms. (2) As of December 1, 2021. Includes signed and pending close transactions. (3) As of November 1, 2021. Why our value - added services matter 1

…That is highly diversified, creating unique advantages 68 $434.0m 95% $20.5m 5% Wealth Management Fees Other $355.7m 78% $98.8m 22% Revenues Correlated to Markets Correlated to Markets Not Correlated to Markets (1) As of the quarter ended September 30, 2021. Why our value - added services matter 1 Business Model Geography Economic Model Client Segment Investment Style Value Proposition $427.7m 94% $26.8m 6% Domestic International Market Correlated and Non - Correlated Revenues (1)

Trust is a major factor in working with an advisor 69 Why our value - added services matter 1 ~90% of investors increased both confidence & trust in their advisor during the pandemic 83% Believe they grew their account balance because of help provided by their advisor during the crisis Client Trust in Financial Advisors is Increasing (1) Envestnet Industry Trends March 29, 2021. (1) (1)

And client priorities continue to evolve 70 Breadth of Services Hyper Personalized Advice Digital Access & Communication Built on Trust Why our value - added services matter 1

RIAs can differentiate by offering more services… 71 Source: Cerulli US RIA Market place 2020 / Envestnet State of the RIA Market January 2021. Offered By >75% of RIAs Offered By 50% - 75% of RIAs Offered By <50% of RIAs ▪ Asset Allocation (92%) ▪ Retirement Income Planning (87%) ▪ Retirement Accumulation Planning (85%) ▪ Education Funding (62%) ▪ Cash Management / Budgeting (61%) ▪ Estate Planning ( 60%) ▪ Tax Planning (59%) ▪ Insurance (57%) ▪ Retirement Benefits Consulting (57%) ▪ Charitable Planning (56%) ▪ Investment Manager Due Diligence (56%) ▪ Intergenerational Planning (49%) ▪ Business Planning (43%) ▪ Eldercare Planning (39%) ▪ Evaluating 3 rd Party Loans (21%) ▪ Trust Services (20%) ▪ Concierge & Lifestyle Services (18%) ▪ Private Banking (7%) ▪ Table Stakes ▪ Differentiated Services Why our value - added services matter 1

…And positioning themselves to meet differing client needs 72 ▪ Investment Management ▪ Retirement Planning ▪ Cash Management/ Budgeting ▪ Educating Funding ▪ Tax Planning ▪ Insurance ▪ Lending: Mortgage ▪ Investment Management ▪ Retirement Planning ▪ Cash Management/ Budgeting ▪ Educating Funding ▪ Tax Planning ▪ Insurance ▪ Lending: Mortgage, Marine & Airplane Financing, Specialty, Succession Financing & more… Client needs vary based on the complexity of their wealth and assets Increasing complexity of wealth ▪ Access to Alternatives: Real Estate, Private Equity, ESG ▪ Estate Planning ▪ Charitable Giving ▪ Inter - Generational Planning ▪ Trust Services ▪ Business Planning ▪ 3 rd Party Due Diligence ▪ Concierge & Lifestyle Services ▪ Health Care Services ▪ Family Office Services Mass Affluent Clients Ultra - High Net Worth Clients Why our value - added services matter 1

To stay competitive RIAs also need to upgrade their business practices 73 RIAs Face Key Challenges Succession Planning Capacity to Grow Institutional Processes Ecosystem Consolidation Next - Gen Advisors, Internal Successors Access to Capital, National Brands Professional Management Teams Pricing Power, Economies of Scale Scale Is Increasingly Important Why our value - added services matter 1

Legal & Regulatory Finance Marketing & Business Development Operations & Technology Purchasing Power Talent Management Succession Planning Strategy Cyber Security Mergers 2019 Legal & Regulatory Cash & Lending Finance Marketing & Business Development Operations & Technology Purchasing Power Talent Management Business Intelligence Mergers Succession Planning Strategy Cyber Security Focus 2025 Cash & Lending Comprehensive Client Value Proposition Risk Analytics & Asset Optimization Customized Third Party Services Centers of Excellence Our Vision in 2019 We enable our partner firms to meet those needs 74 What we offer 2

Legal & Regulatory Finance Marketing & Business Development Operations & Technology Purchasing Power Talent Management Succession Planning Strategy Cyber Security Mergers Legal & Regulatory Cash & Lending Finance Marketing & Business Development Operations & Technology Purchasing Power Talent Management Business Intelligence Mergers Succession Planning Strategy Cyber Security Cash & Lending Recruiting Comprehensive Client Value Proposition Risk Analytics & Asset Optimization Customized Third Party Services Valuation Services Family Office Offerings Centers of Excellence Insurance Trust Offerings Concierge & Lifestyle Services We have exceeded our original plan for adding new services 75 2019 Focus Today What we offer 2

We offer a comprehensive array of solutions 76 Accelerates growth through the extension of resources, capital and scale Enhances client outcomes by improving our partners’ service offerings BUSINESS SOLUTIONS CLIENT SOLUTIONS Valuation Services Trust Solutions Family Office & Concierge Services Insurance Solutions Portfolio & Asset Optimization Cash & Credit Solutions Best Practices & Knowledge Sharing Finance, Legal & Regulatory Talent Management & Recruiting Business Intelligence Marketing & Organic Growth Mergers & Acquisitions Operations, Technology & Cyber Security Business Strategy & Leadership Planning What we offer 2

Built for clients designed for advisors 77 ▪ Input from Partnership of 82 (1) partner firms ▪ Insights from firms’ Advisors & their Clients ▪ Access & Knowledge of Technology Landscape ▪ Focus Expertise Backed by Big Data and Knowledge Repository x Bespoke, Open Architecture Solutions x Powered by Best - In - Class Technology x Easy to Use by Advisors x Equally Easy to Use by Clients x Highly Scalable We build from the bottom up by listening to the needs of our partners and their clients Resources Scale Outcomes How we execute 3 (1) As of December 1, 2021. Includes signed and pending close transactions.

A deeper dive 78 Talent Management & Recruiting Cash & Credit Solutions Accelerates growth through the extension of resources, capital and scale Enhances client outcomes by improving our partners’ service offerings Operations, Technology & Cyber Security Portfolio & Asset Optimization CLIENT SOLUTIONS BUSINESS SOLUTIONS Resources Scale Outcomes How we execute 3

3 How we execute

Cash & credit solutions

A Fiduciary Private Bank without the Baggage


Omnibus Cash Management
Individual Level Deposit
Non-purpose Securities-backed Loans
Business & Commercial Lending Solutions
Aircraft Lending
Asset Secured Loans
Foreign Exchange
Mortgage Loan Access

- Dedicated Team of 11
- 30 Active Lending Institutions
- 40 Active Partner Firms
- Proprietary Loan Portal
- Orion Joint Venture

We have a Securities Backed Line of Credit in process - the team has been extremely proactive and immediately responsive. The systems are SO EASY to use, to track and see where things stand.
~ Baystate Financial (Orion Firm)

FCS has made a big difference for our clients & operations. Prior to FCS we would reach out to at least 3-4 banks for client lending needs. Now we simply go to the FCS portal as a one-stop-shop. The team is very responsive and have added a ton of value negotiating the best rates and structures for our clients.
- Harry Jones, Edge Capital Group

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The FCS Loan Portal provides advisors with a user - friendly technology platform designed to facilitate lending requests via a centralized 2 - way communication hub Generates loan request Advisor Loan Portal • Receives lending requests • Tracks progress • 2 - way communication hub • Secure document sharing Network of Lenders FCS Team • Receives loan request and sends proposed terms & structure to lender network • Shares best - in - class terms with Client advisor Receives loan details Client Contracted Lender FCS Team • FCS Team introduces client and advisor to lender, monitoring the loan till closed/withdrawn (Documentation & Status tracking via Loan Portal) Consultative approach in conjunction with advisor Single Sign - on Advisor communicates on loan with client Fiduciary Relationship 1 2 3 Lender Proposals 4 6 5 7 Cash & credit solutions: Designed for easy access 80 How we execute 3

Portfolio & asset optimization 81 No requirement to cross sell investment strategies Focus has built an ecosystem where partners can leverage each other’s investment strategies to create better outcomes for their clients Select Examples Alternative Investments Real Estate Investments ESG Strategies Equity Strategies Asset Optimization + Collaboration Among Partner Firms 3. Regulation 1. Data 2. Scale How we execute 3

Case study: access to alternative investments 82 $100+ Million Invested $200 + Million Committed Results YTD (1) Source: SCS PEVII 8 - 2021 Sales Materials Assets Under Management Notes: Assets Under Management as of June 30, 2021. Employee count as of July 15, 2021. Private Equity performance includes P riv ate Equity II - VI and Private Co - Investment Opportunities I as of March 31, 2021 and shown net of underlying manager fees and net of an SCS management fee (75bps) and incentive fee as applicable (5% ab ove an 8% preferred return for private equity, 12.5% above an 8% preferred return for co - investment vehicles). Past performance may not be indicative of future results. (1) Data as of September 30, 2021. Assets Under Management $30 Billion Alternative Investments $12 Billion Investment Professionals 25 Total SCS Staff 112 Private Equity Since Inception (1) 41% Net IRR 1 2 3 How we execute 3

▪ In 2019 retirees began to outpace entrants to the field (1) ▪ Average advisor is 50 years old and 12% of advisors are under 35 (2) ▪ A massive wave of advisor retirement is expected in the next 10 years (1) Based on internal survey of Focus Partners. (2) Rethinking your Talent Strategy to Drive Long - term Sustainability, Fidelity Investments. ▪ 61% believe recruiting is harder today than 3 years ago (1) ▪ Only 5% believe recruiting is easier today (1) ▪ >45% said they are either worried or very worried about a talent shortage over the next 5 years (1) …and our partners believe recruiting will only get harder The industry is facing a talent crisis… Talent management & recruiting: more important than ever before 83 How we execute 3

We work with our partner firms to address their unique organizational needs and help them build new competencies 1 2 3 4 Centralized job board Network of 40+ recruiting firms with deep industry expertise across North America & Australia 140+ advisor introductions to partner firms since 2020 22 new advisor hires YTD across 10 firms Talent management & leadership: recruiting support & resources 84 Talent Pool Advisors, Ops Personnel, Technical Experts, & C - Suite Focus 82 (1) Partner Firms, Industry Leading Sourcing & M&A Capabilities Recruiters Industry Experts How we execute 3 (1) As of December 1, 2021. Includes signed and pending close transactions.

We provide our partner firms with the knowledge and resources to create best - in - class talent management programs Talent management & recruiting: best practices & knowledge sharing 85 How we execute 3 Guides & Resources Compensation & Performance Management Succession Planning Curated Leadership Academies Next Gen Career Pathing Formal HR Networking Groups Annual Talent Summits

Three key ingredients of digital enablement 86 Curation at Scale Volume & Speed of Change Enterprise Pricing We help our partner firms offer premier client experiences via a highly curated technology stack Bespoke Solutions Quick Adoption Best - In - Class Pricing Partner firms using curated tech eco - systems to address different client segments 80%+ of partners have upgraded their infrastructure after joining Focus Most favored nation pricing and service standards due to scale How we execute 3

3 How we execute

Building a highly curated & scalable wealth tech stack

An integrated wealth tech platform suite


BUILT AROUND ADVISORS & THEIR CLIENTS

CLIENT PORTAL
White-labeled, highly customized client portal complete with secure bi-directional Client and COI document vault

BUSINESS INTELLIGENCE
Business management insights to improve operational & strategic decision making

RISK ANALYTICS & STRESS TESTING
Proprietary Risk Management tools available to implement sophisticated stress testing & scenario analysis

INVESTMENTS & RESEARCH
Access to consulting, research, AI tools and an expanded investment platform to monitor portfolios, personalize market insights, and access SMAs, alternatives and ESG strategies

CRM
Fully integrated with 360° client views, enhanced client service dashboards, and actionable business development analytics COI tracking to help drive new business

TRADING & REBALANCING
Tax sensitive trading tools that track models and streamline trade execution (start to finish) consistently across all security types

IT INFRASTRUCTRE
Externally managed, secure cloud-based IT infrastructure. Communication technology enabling prospect, client & employee engagement

DIGITAL CLIENT ONBOARDING
Enhanced client and advisor paperwork experience through a highly efficient end-to-end & fully digital onboarding process: straight through from your CRM to the Custodian

PERFORMANCE & ANALYTICS
Sophisticated data aggregation, visualization and reporting tools that track complex client structures and assets.

FINANCIAL & TAX PLANNING
Multiple tools available to support distinct client segments and level of complexity

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NIST Based Cyber Maturity Model Post Transaction Close Recommendations Incident Support Through Beazley Cyber Insurance Ongoing Cyber Training Modules & Phishing Tests Actionable Written Information Security Policies Incident Response, Business Continuity and Disaster Recovery Plans Periodic 3 rd Party Audits 2021 - Ransomware Table - Top Exercise IT Technical Controls Pre - Closing Security Assessment We help our partner firms anticipate threats and keep client data safe 10 tenets of our cyber security program 1 2 3 4 5 6 7 8 9 10 Backed by a holistic approach to cyber security 88 How we execute 3

In Summary 89 Positioning Our Partners for Success We continuously work to enhance value for our partners and their clients. We… Listen Learn Develop How we execute 3

x Hiring senior level experts x Arming them with resources to create best - in - class experiences x Capturing knowledge and institutionalizing best practices x Building advisor and client friendly tools x Ongoing education for Focus partners on value - add enhancements x Continued enhancement of value - add expertise x Enhancing advisor and client satisfaction x Improving margins and driving organic growth for partners x Further establishing us as the destination of choice as a value - add partner We will focus on deepening our existing capabilities 90 Resources Scale Outcomes Looking ahead 4

To enhance our organic revenue growth 91 Looking ahead 4 (1) Fiscal 2021 estimate is comprised of actual results for the 9 months ended September 30, 2021 plus the mid - point of the Q4 2021 guidance for revenues ($475 to $485 million). (2) Non - GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward - looking estimate of Adjust ed EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company’s outlook, is difficult to reliably predict or estima te without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading “Special Note Regarding Forward - Looking Statements.” In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors. (3) Adjusted EBITDA divided by revenue. Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA 1 ~100 partner firms FOCUS 2025 Vision: ~$3.5 billion revenues ~$840 million Adjusted EBITDA 1 ~100 partner firms New Vision ~$ 4.0 billion revenues ~$1.1 billion Adjusted EBITDA (2) ~28% Adjusted EBITDA Margin (3) ~125 partner firms (1) Base Firms ~ $1.0bn ~ $0.7bn Mergers ~ $0.5bn ~ $1.8bn ~ $4.0bn FY 2021E Organic Growth Acquisitions Focus 2025 New Partner Firms Estimated Components of Revenue Growth (1)

Appendix

Net Income (Loss) to Adjusted EBITDA Reconciliation

					Nine months ended				Trailing 4-Quarters ended	
($ in thousands)	**2017**	**2018**	**2019**	**2020**	**Sept. 30, 2018**	**Sept. 30, 2019**	**Sept. 30, 2020**	**Sept. 30, 2021**	**Sept. 30, 2019**	**Sept. 30, 2021**
Net income (loss)	$ (48,359)	$ (41,087)	$ (12,025)	$ 48,965	$ (58,634)	$ 666	$ 41,291	$ 9,505	$ 18,213	$ 17,179
Interest income	(222)	(1,266)	(1,164)	(453)	(809)	(827)	(412)	(310)	(1,284)	(351)
Interest expense	41,861	56,448	58,291	41,658	45,480	43,135	32,546	37,893	54,103	47,005
Income tax expense (benefit)	(1,501)	9,450	7,049	20,660	5,667	(3,701)	16,512	6,038	82	10,186
Amortization of debt financing costs	4,084	3,498	3,452	2,909	2,716	2,483	2,200	2,856	3,265	3,565
Intangible amortization	64,367	90,381	130,718	147,783	65,400	94,860	108,759	133,041	119,841	172,065
Depreciation and other amortization	6,686	8,370	10,675	12,451	6,121	7,535	9,131	10,835	9,784	14,155
Non-cash equity compensation expense	34,879	44,468	18,329	22,285	31,612	13,375	15,588	24,569	26,231	31,266
Non-cash changes in fair value of estimated contingent consideration	22,294	6,638	38,797	19,197	28,879	25,696	(621)	96,241	3,455	116,059
Gain on sale of investment	–	(5,509)	–	–	(5,509)	–	–	–	–	–
Loss on extinguishment of borrowings	8,106	21,071	–	6,094	21,071	–	6,094	–	–	–
Other expense (income), net	3,191	2,350	1,049	214	229	695	(25)	219	2,816	458
Impairment of equity method investment	–	–	11,749	–	–	–	–	–	–	–
Management contract buyout	–	–	1,428	–	–	1,428	–	–	1,428	–
Delayed offering cost expense	9,840	–	–	–	–	–	–	–	–	–
Secondary offering expenses	–	–	–	–	–	–	–	1,409	–	1,409
Other one-time transaction expenses (1)	–	8,590	1,486	–	6,969	1,486	–	–	3,107	–
Adjusted EBITDA	$145,226	$203,402	$269,834	$321,763	$149,192	$186,831	$231,063	$322,296	$ 241,041	$ 412,996

(1) Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details.

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Net Income to Adjusted EBITDA Reconciliation 94 ($ in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net income 34,019$ 3,328$ 3,944$ 7,674$ 2,482$ 5,174$ 1,849$ Interest income (285) (66) (61) (41) (47) (57) (206) Interest expense 13,586 10,057 8,903 9,112 10,521 10,829 16,543 Income tax expense 12,070 37 4,405 4,148 1,186 2,174 2,678 Amortization of debt financing costs 782 709 709 709 852 902 1,102 Intangible amortization 35,723 36,012 37,024 39,024 42,983 44,003 46,055 Depreciation and other amortization 2,982 3,029 3,120 3,320 3,607 3,606 3,622 Non-cash equity compensation expense 5,034 5,248 5,306 6,697 12,356 6,275 5,938 Non-cash changes in fair value of estimated contingent consideration (31,373) 16,472 14,280 19,818 25,936 34,062 36,243 Loss on extinguishment of borrowings 6,094 — — — — — — Other expense (income), net (612) (70) 657 239 (3) 534 (312) Secondary offering expenses — — — — 1,122 287 — Adjusted EBITDA 78,020$ 74,756$ 78,287$ 90,700$ 100,995$ 107,789$ 113,512$

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments Reconciliation 95 2018 2019 2020 Sept. 30, 2019 Sept. 30, 2020 Sept. 30, 2021 Sept. 30, 2018 Sept. 30, 2019 Sept. 30, 2020 Sept. 30, 2021 ($ in thousands, except share and per share data) Net income (loss) (41,087)$ (12,025)$ 48,965$ 392$ 3,944$ 1,849$ (58,634)$ 666$ 41,291$ 9,505$ Income tax expense 9,450 7,049 20,660 (3,905) 4,405 2,678 5,667 (3,701) 16,512 6,038 Amortization of debt financing costs 3,498 3,452 2,909 919 709 1,102 2,716 2,483 2,200 2,856 Intangible amortization 90,381 130,718 147,783 34,898 37,024 46,055 65,400 94,860 108,759 133,041 Non-cash equity compensation expense 44,468 18,329 22,285 4,276 5,306 5,938 31,612 13,375 15,588 24,569 Non-cash changes in fair value of estimated contingent consideration 6,638 38,797 19,197 14,435 14,280 36,243 28,879 25,696 (621) 96,241 Gain on sale of investment (5,509) — — — — — (5,509) — — — Loss on extinguishment of borrowings 21,071 — 6,094 — — — — — 6,094 — Impairment of equity method investment — 11,749 — — — — 21,071 — — — Management contract buyout — 1,428 — — — — — 1,428 — — Secondary offering expenses — — — — — — — — — 1,409 Other one-time transaction expenses (1) 11,529 1,486 — — — — 7,535 1,486 — — Subtotal 140,439 200,983 267,893 51,015 65,668 93,865 98,737 136,293 189,823 273,659 Pro forma income tax expense (27%) (2) (37,919) (54,265) (72,331) (13,774) (17,730) (25,344) (26,659) (36,799) (51,252) (73,889) Adjusted Net Income Excluding Tax Adjustments 102,520$ 146,718$ 195,562$ 37,241$ 47,938$ 68,521$ 72,078$ 99,494$ 138,571$ 199,770$ Tax Adjustments (3) 22,828$ 31,860$ 37,254$ 8,407$ 9,288$ 11,835$ 16,521$ 23,100$ 27,398$ 33,365$ Three months ended Nine months ended (1) Represents one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 1 0 - Q and 10 - K filings for additional details. (2) The pro forma income tax rate of 27% reflects the estimated U.S. Federal, state, local and foreign income tax rates applicab le to corporations in the jurisdictions we conduct business. (3) Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where we received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant su ppl emental economic benefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. As of September 30, 2021, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% income tax rate for the next 12 months is $48.3 million.

Adjusted Shares Outstanding Reconciliation 96 (1) Represents our GAAP weighted average Class A common stock outstanding – basic. (2) Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calc ulated under the treasury stock method. (3) Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. (4) Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock. (5) Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on t he closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. 3 months ended September 30, 2021 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (1) 59,940,166 Adjustments: Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (2) 498,344 Weighted average Focus LLC common units outstanding (3) 12,609,173 Weighted average Focus LLC restricted common units outstanding (4) 71,374 Weighted average common unit equivalent of Focus LLC incentive units outstanding (5) 8,710,727 Adjusted Shares Outstanding 81,829,784

Reconciliation of Cash Flow Available for Capital Allocation

	Three months ended									
($ in thousands)	**June 30, 2019**	**Sept. 30, 2019**	**Dec. 31, 2019**	**March 31, 2020 (3)**	**June 30, 2020**	**Sept. 30, 2020**	**Dec. 31, 2020**	**Mar. 31, 2021 (3)**	**June 30, 2021**	**Sept. 30, 2021**
Net cash provided by operating activities	$ 39,305	$ 74,702	$ 64,854	$ 3,382	$ 60,996	$ 74,089	$ 72,894	$ 34,128	$117,832	$ 85,888
Purchase of fixed assets	(8,185)	(10,698)	(4,714)	(3,188)	(2,759)	(6,744)	(6,658)	(2,835)	(1,483)	(2,242)
Distributions for unitholders	(11,138)	(3,491)	(5,416)	(4,567)	(3,076)	(8,122)	(6,692)	(9,055)	(10,053)	(7,283)
Payments under tax receivable agreements	–	–	–	–	–	–	–	(4,112)	(311)	–
Adjusted Free Cash Flow	$ 19,982	$ 60,513	$ 54,724	$ (4,373)	$ 55,161	$ 59,223	$ 59,544	$ 18,126	$105,985	$ 76,363
Portion of contingent consideration paid included in operating activities (1)	4,012	825	815	8,344	16,369	3,806	2,394	5,276	11,605	20,415
Cash Flow Available for Capital Allocation (2)	$ 23,994	$ 61,338	$ 55,539	$ 3,971	$ 71,530	$ 63,029	$ 61,938	$ 23,402	$117,590	$ 96,778

(1) A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP, and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation.
(2) Cash Flow Available for Capital Allocation excludes all contingent consideration that was included in either operating, investing or financing activities of our consolidated statements of cash flows.
(3) Net cash provided by operating activities for the three months ended March 31, 2020 and 2021, respectively, include cash outflows related to due to affiliates (i.e., management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10-K.

97